UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:   October 11, 2004

Capital One Funding, LLC
on behalf of

Capital One Multi-asset Execution Trust

(Exact name of registrant as specified in its charter)

Virginia	333–75276	54-2058720
(State or other jurisdiction of incorporation)	(Registration Statement Number)	(IRS Employer Identification No.)

140 East Shore Drive, Room 1048, Glen Allen, VA		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Monthly Noteholder’s Statements to investors were distributed on October 11, 2004.

Item 9.01.	Exhibits

The following are filed as exhibits to this Report under Exhibit 99:

	99.1	September 2004 Performance Summary and Collateral Certificate Statement

	99.2	Card Series Noteholder’s Statement for the month of September 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust

		By:	/s/ Stephen Linehan
Name: Stephen Linehan
Title: Director

Date: October 11, 2004